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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         DATE OF REPORT - JULY 31, 2001
                         ------------------------------
                        (Date of earliest event reported)


                               QUESTAR CORPORATION
                            -------------------------
               (Exact name of registrant as specified in charter)



    STATE OF UTAH                       1-8796                  87-0407509
    ---------------                   -----------              ------------
 (State or other juris-               (Commission             (I.R.S. Employer
diction of incorporation               File No.)             Identification No.)
    or organization)


  P.O. Box 45433, 180 East First South Street, Salt Lake City, Utah 84145-0433
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (801) 324-5000


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Effective July 31, 2001, Questar Market Resources, Inc. ("QMR"), a wholly owned subsidiary of Questar Corporation (the "Company") acquired 100 percent of Shenandoah Energy, Inc. ("SEI"), a privately held corporation. QMR purchased SEI for approximately $406 million in cash and assumed debt. With its purchase of SEI, QMR obtained 415 billion cubic feet equivalent ("Bcfe") of proved reserves, 198 Bcfe of probable reserves, 331 Bcfe of possible reserves, 100 million cubic feet of daily processing capacity, 90 miles of gathering lines, 114,000 acres of undeveloped leasehold acreage, and four drilling rigs. Most of the SEI assets are located in the Uinta Basin of eastern Utah.

     QMR purchased SEI from 35 shareholders, of which Chevron, U.S.A. Inc. (32.2 percent), Shell Capital Inc. (10.0 percent) and The Prudential Insurance Company of America (10.0 percent) were the largest. The purchase price was negotiated by the parties; each shareholder received $160.71 per share. There are no material relationships between any former shareholders of SEI and the Company or its affiliates, including directors, officers or associates of such individuals.

     In order to finance the acquisition, QMR borrowed funds under its current syndicated revolving credit agreement with Bank of America, N.A., as a lender and agent for other lenders, and entered into a new, one-year credit agreement with Bank of America, N.A.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Under Regulation S-X, the Company is not required to file financial statements or proforma information.

     Exhibit No.    Exhibit
     -----------    -------

         4.4.       Credit Agreement dated July 31, 2001 between QMR and Bank of
                    America, N.A. (Exhibit No. 4.4 to QMR's Current Report on
                    Form 8-K dated July 31, 2001.)

        10.2. Stock Purchase Agreement dated July 26, 2001 among QMR, SEI, and SEI's shareholders. (Exhibit No. 10.2 to QMR's Current
                    Report on Form 8-K dated July 31, 2001.)

        99.1.       Press release dated July 26, 2001. (Exhibit No. 99.1 to
                    QMR's Current Report on Form 8-K dated July 31, 2001.)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        QUESTAR CORPORATION
                                          (Registrant)


August 13, 2001                         /s/R. D. Cash
----------------                        ----------------------
    (Date)                              R. D. Cash
                                        Chairman of the Board and
                                        Chief Executive Officer